                                                                    Exhibit 99.5
                                                                       Page 11

                                INCOME STATEMENT                      FORM OPR-4
                        FOR MONTH ENDED:

CASE NAME:  Aerovox, Inc.

CASE NO:    01-14680 jnf

                                                                                                                           FILING
                                   January 26, 2002  February 23, 2002  March 30, 2002  April 27, 2002   May 25, 2002     TO DATE
                                   ----------------  -----------------  --------------  --------------   ------------     -------
NET REVENUE (INCOME)                 $ 4,348,787        $4,393,907        $ 5,824,946     $4,969,029     $ 4,964,234    $57,167,637
                                     -----------        ----------        -----------     ----------     -----------    -----------
COST OF GOODS SOLD:
   Materials                           2,604,864         2,815,366          3,547,290      3,068,703       3,179,029     33,971,252
                                     -----------        ----------        -----------     ----------     -----------    -----------
   Labor                                 360,765           490,911            597,403        528,401         520,710      5,538,818
                                     -----------        ----------        -----------     ----------     ------------   -----------
   Manufacturing Overhead                811,011         1,026,348          1,277,831      1,067,087       1,089,485     11,602,801
                                     -----------        ----------        -----------     ----------     -----------    -----------
     COST OF GOODS SOLD AT STANDARD    3,776,640         4,332,625          5,422,524      4,664,190       4,789,224     51,112,870
                                     -----------        ----------        -----------     ----------     -----------    -----------

   Variances
      (favorable)/unfavorable)           134,480          (342,209)           (54,515)      (847,620)       (303,658)      (938,742)
                                     -----------        ----------        -----------     ----------     -----------    -----------
     ACTUAL COST OF GOODS SOLD         3,911,119         3,990,416          5,368,008      3,816,570       4,485,566     50,174,128
                                     -----------        ----------        -----------     ----------     -----------    -----------
GROSS PROFIT                             437,668           403,492            456,938      1,152,459         478,668      6,993,508
                                     -----------        ----------        -----------     ----------     -----------    -----------

OPERATING EXPENSES:
   Selling and Marketing                 119,104           134,513            212,677         91,403         105,014      1,504,754
                                     -----------        ----------        -----------     ----------     -----------    -----------
   R & D and Product Services             83,704            79,004             97,189         69,401          70,515      1,025,532
                                     -----------        ----------        -----------     ----------     -----------    -----------
   General and Administrative            350,358           333,772            718,069        602,598         599,328      5,151,386
                                     -----------        ----------        -----------     ----------     -----------    -----------
     TOTAL OPERATING EXPENSES            553,166           547,289          1,027,935        763,402         774,857      7,681,672
                                     -----------        ----------        -----------     ----------     -----------    -----------

INCOME BEFORE INTEREST,
   DEPRECIATION, TAXES,
   OR EXTRAORDINARY EXPENSES            (115,498)         (143,798)          (570,997)       389,058        (296,189)      (688,164)
                                     -----------        ----------        -----------     ----------     -----------    -----------
INTEREST EXPENSE                         141,470           144,052            184,368        101,370         131,190      1,802,867
                                     -----------        ----------        -----------     ----------     -----------    -----------
DEPRECIATION                             286,545           267,909            268,358        268,356         268,355      3,339,987
                                     -----------        ----------        -----------     ----------     -----------    -----------
INCOME TAX EXPENSE (BENEFIT)                   0                 0             36,901              0               0         52,527
                                     -----------        ----------        -----------     ----------     -----------    -----------
OTHER INCOME (EXPENSE)                  (568,939)           29,160           (123,280)      (705,206)       (418,463)    (3,089,581)
                                     -----------        ----------        -----------     ----------     -----------    -----------
  NET INCOME (LOSS)                  $(1,112,452)       $ (526,599)       $(1,183,903)    $ (685,874)    $(1,114,196)   $(8,973,125)
                                     ===========        ==========        ===========     ==========     ===========    ===========
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